UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2005

MEDIA SCIENCES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-16053	87-0475073
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Allerman Road, Oakland, New Jersey    07436
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  (201) 677-9311

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.313e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation by Bylaws; Change in Fiscal Year

On November 8, 2005, the Board of Directors of Media Sciences International, Inc. approved the following changes to the Company’s bylaws:

    1.        Article II, Section 1 was amended, due to the Company having a fiscal year end of June 30, to change the date of the annual meeting from May of each year to December of each year.

    2.        Article III, Section 1 was amended to change the number of directors from seven persons to a range of seven to nine persons.

    3.        Article III, Section 1 and Article VII were amended to provide that the number of directors in Article III, Section 1 may no longer be amended by the Board of Directors, but only by the stockholders.

    4.        Article III, Section 2 and Article II, Section 1 were amended to provide for a modified plurality voting standard, such that a director who receives more “withheld” or “against” votes than “for” votes will be required to submit to the Board a letter of resignation for consideration by the Board’s Nominating and Corporate Governance Committee. The Committee would then make a recommendation regarding the resignation to the Board.

    5.        Article IV, Section 1 was amended, in accordance with stock ownership requirements for officers adopted by the Board of Directors, to delete a provision that “no officer need be a stockholder.”

Section 8 – Other Events

Item 8.01 Other Events

On November 8, 2005, the Board of Directors adopted a Corporate Governance Policy.

On November 8, 2005, the Board of Directors amended its Compensation Committee Charter so that it duties and responsibilities are expanded from matters relevant to the compensation of the Chief Executive Officer to matters relevant to the compensation of all senior executive officers. The Charter was also amended to change the requirement that only two of the committee members be independent to the requirement that all committee members be independent, subject to exceptions available pursuant to the rules of the American Stock Exchange.

On November 8, 2005, the Board of Directors adopted a Nominating Committee and Corporate Governance Charter.

The Corporate Governance Policy and the Charters described above are set forth on the Company’s Investor Relations website.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number 3(ii)* * Filed herewith.	Description of Exhibit By-laws, as amended and restated

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA SCIENCES INTERNATIONAL, INC.

Date: November 14, 2005	By: /s/ Michael W. Levin Michael W. Levin, President

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